Exhibit 99.4


                              Attachment to Form 4


                             JOINT FILER INFORMATION


Name and Address:                                    Third Point Partners
                                                     Qualified L.P.
                                                     c/o Third Point LLC
                                                     390 Park Avenue
                                                     New York, New York  10022


Date of Earliest Transaction Required
    to be Reported                                   08/12/08
Issuer and Ticker Symbol:                            Baseline Oil & Gas Corp.
                                                     (BOGA)
Relationship to Issuer:                              10% Owner (3)
Designated Filer:                                    Third Point LLC


TABLE I INFORMATION


Title of Security:                                   Common Stock, par value
                                                     $0.001 per share
Transaction Date:                                    08/12/08
Transaction Code:                                    S
Amount of Securities:                                6,974,682
Securities Acquired (A) or Disposed of (D):          D
Price:                                               $0.3975
Amount of Securities Beneficially Owned
    Following Reported Transactions:                 37,378,095 (3)
Ownership Form:                                      D (3)
Nature of Indirect Beneficial Ownership              n/a


Title of Security:                                   Common Stock, par value
                                                     $0.001 per share
Transaction Date:                                    08/12/08
Transaction Code:                                    J
Amount of Securities:                                22,141,010
Securities Acquired (A) or Disposed of (D):          A
Price:                                               $0.4033 (2)
Amount of Securities Beneficially Owned
    Following Reported Transactions:                 59,519,105 (3)
Ownership Form:                                      D (3)
Nature of Indirect Beneficial Ownership              n/a


Title of Security:                                   Common Stock, par value
                                                     $0.001 per share
Transaction Date:                                    08/12/08
Transaction Code:                                    J
Amount of Securities:                                3,338,196
Securities Acquired (A) or Disposed of (D):          A
Price:                                               $0.5229 (2)
Amount of Securities Beneficially Owned
    Following Reported Transactions:                 62,857,301 (3)
Ownership Form:                                      D (3)
Nature of Indirect Beneficial Ownership              n/a



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TABLE II INFORMATION


Title of Derivative Security:                        Equity Swap
                                                     (obligation to sell)
Conversion or Exercise Price of
    Derivative Security                              $0.4025 (6)
Transaction Date:                                    08/12/08
Transaction Code:                                    S/K (6)
Number of Derivative Securities Disposed of (D):     1
Date Exercisable                                     08/31/2011
Expiration Date:                                     08/31/2011
Title of Underlying Securities:                      Common Stock
Amount of Underlying Securities:                     41,310,527
Price of Derivative Security:                        (6)
Number of Derivative Securities Beneficially
    Owned Following Reported Transactions            1
Ownership Form of Derivative Security:               D (3)
Nature of Indirect Beneficial Ownership:             n/a


Title of Derivative Security:                        Equity Swap (right to sell)
Conversion or Exercise Price of
    Derivative Security                              $0.3225 (6)
Transaction Date:                                    08/12/08
Transaction Code:                                    P/K (6)
Number of Derivative Securities Acquired (A):        1
Date Exercisable                                     08/31/2011
Expiration Date:                                     08/31/2011
Title of Underlying Securities:                      Common Stock
Amount of Underlying Securities:                     41,310,527
Price of Derivative Security:                        (6)
Number of Derivative Securities Beneficially
    Owned Following Reported Transactions            1
Ownership Form of Derivative Security:               D (3)
Nature of Indirect Beneficial Ownership:             n/a


Title of Derivative Security:                        Equity Swap
                                                     (obligation to sell)
Conversion or Exercise Price of
    Derivative Security                              $0.4025 (7)
Transaction Date:                                    08/12/08
Transaction Code:                                    S/K (7)
Number of Derivative Securities Disposed of (D):     1
Date Exercisable                                     08/31/2011
Expiration Date:                                     08/31/2011
Title of Underlying Securities:                      Common Stock
Amount of Underlying Securities:                     9,307,895
Price of Derivative Security:                        (7)
Number of Derivative Securities Beneficially
    Owned Following Reported Transactions            2
Ownership Form of Derivative Security:               D (3)
Nature of Indirect Beneficial Ownership:             n/a

Title of Derivative Security:                        Equity Swap (right to sell)
Conversion or Exercise Price of
    Derivative Security                              $0.3225 (7)
Transaction Date:                                    08/12/08
Transaction Code:                                    P/K (7)
Number of Derivative Securities Acquired (A):        1
Date Exercisable                                     08/31/2011
Expiration Date:                                     08/31/2011
Title of Underlying Securities:                      Common Stock
Amount of Underlying Securities:                     9,307,895
Price of Derivative Security:                        (7)
Number of Derivative Securities Beneficially
    Owned Following Reported Transactions            2
Ownership Form of Derivative Security:               D (3)
Nature of Indirect Beneficial Ownership:             n/a